Intangible Assets, Net - Summary of Intangible Assets (Details) - USD ($)	Dec. 31, 2015	Jun. 30, 2015
Total, cost	$ 75,895	$ 66,896
Accumulated Amortization	(38,423)	(14,622)
Intangible assets, net	37,472	52,264
Transformations Exercise Fitness Program [Member]
Total, cost	62,500	62,500
Trademark and Patent [Member]
Total, cost	7,811	$ 4,396
Computer Software [Member]
Total, cost	$ 5,584